SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 12, 2002

SOUTHERN ENERGY HOMES, INC.
(Exact name of registrant as specified in its Charter)

Delaware	0-21204	63-1083246
(State of Incorporation)	(Commission File Number)	(IRS Employer I.D. No.)

144 Corporate Way, P. O. Box 390
Addison, Alabama 35540
(Address of principal executive offices)

(256) 747-8589
(Registrant’s telephone number)

SIGNATURE
CERTIFICATION OF THE CHIEF EXECUTIVE OFFICER
CERTIFICATION OF THE CHIEF FINANCIAL OFFICER

Item  7.    Financial Statements, Pro Forma Financial Information and Exhibits.

Exhibit No.	Description

Exhibit 99.1	Certification of chief executive officer pursuant to 18 U.S.C. Section 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, relating to Form 10-Q for the period ended June 28, 2002.

Exhibit 99.2	Certification of chief financial officer pursuant to 18 U.S.C. Section 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, relating to Form 10-Q for the period ended June 28, 2002.

Item  9.    Regulation FD Disclosure.

Attached as exhibits 99.1 and 99.2 and hereby incorporated into this Item 9 are the certifications of the Company’s chief executive officer and chief financial officer required pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, accompanying the Company’s quarterly report on Form 10-Q for the period ended June 28, 2002.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 12, 2002	By:	/s/ Keith O. Holdbrooks

Keith O. Holdbrooks Chief Executive Officer